UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-1714
                                   ------------


                          AXP PROGRESSIVE SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
     Progressive
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Progressive Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      7

Investments in Securities                                             8

Financial Statements                                                 12

Notes to Financial Statements                                        15

Independent Auditors' Report                                         24

Board Members and Officers                                           25

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Gabelli Asset Management Company
Portfolio manager                                    Mario Gabelli, CFA
Since                                                              4/02
Years in industry                                                    36

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 1/1/69       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INPRX        B: IPRBX        C: --           Y: --

Total net assets                                         $133.4 million

Number of holdings                                                  176

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                        LARGE
  X                        MEDIUM  SIZE
  X                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 32.2%
Industrials 16.5%
Consumer staples 12.4%
Financials 8.2%
Telecommunications 7.8%
Energy 6.5%
Utilities 5.2%
Materials 5.1%
Short-term securities 2.4%
Health care 2.0%
Technology 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Deere & Co (Machinery)                                              2.7%
Liberty Media Cl A (Media)                                          2.5
Cablevision Systems NY Group Cl A (Cable)                           2.5
Tribune (Media)                                                     2.2
ChevronTexaco (Energy)                                              1.9
Time Warner (Leisure time & entertainment)                          1.8
Exxon Mobil (Energy)                                                1.6
Disney (Walt) (Media)                                               1.6
Allied Waste Inds (Environmental services)                          1.5
Media General Cl A (Media)                                          1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

     AXP Progressive Fund's portfolio is managed by Gabelli Asset Management of Rye, N.Y. The Fund invests in value stocks of all sizes in an effort to seek capital appreciation. Below, portfolio manager Mario Gabelli discusses the Fund's positioning and results during the 2003 fiscal year.

Q:   How did AXP Progressive Fund perform compared to its benchmark and peers?

     Gabelli: AXP Progressive Fund's Class A shares (excluding sales charges) rose 23.44% for the 12 months ended Sept. 30, 2003. This was less than the Russell 3000(R) Value Index, which advanced 24.89% and less than the S&P MidCap 400 Index, which climbed 26.81% for the period . The Fund also underperformed the Lipper Multi-Cap Value Funds Index, representing the Fund's peer group, which rose 27.08% over the same time frame.

Q:   What factors most significantly affected performance for the period?

     Gabelli: While we are pleased to report a double-digit positive return, the Fund's fiscal year 2003 positioning in technology stocks was the main reason the Fund's return fell short of both our benchmarks and the Fund's peers. For the entire period, we held a lower percentage of technology stocks in the portfolio than were in both benchmarks and the Fund's peer group, and this tactical strategy did not allow us to fully benefit from this past year's dramatic rebound in technology stocks. Additionally, the Fund's higher-than-benchmark positioning in consumer staples stocks also hurt its fiscal year results.

     Geopolitical concerns and events dominated investor sentiment. The war with Iraq, high oil prices, threatening noises from North Korea, the potential for future terrorist attacks and the continuing corporate crisis of confidence took a temporary toll on U.S. equities during the

(bar chart)
                             PERFORMANCE COMPARISON
                       For the year ended Sept. 30, 2003

30%                                                       (bar 4)
                                          (bar 3)         +27.08%
25%     (bar 1)          (bar 2)          +26.81%
        +23.44%          +24.89%
20%

15%

10%

 5%

 0%

(bar 1) AXP Progressive Fund Class A (excluding sales charge)
(bar 2) Russell 3000(R) Value Index (unmanaged)
(bar 3) S&P MidCap 400 Index (unmanaged)
(bar 4) Lipper Mid-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> In our view, accelerating corporate earnings in the year ahead should help sustain the stock market rally.(end callout quote)

     first half of fiscal year 2003. Beginning in late March, however, the market tide turned and we saw an impressive rally that lasted through August.

     In fiscal year 2003, Cablevision was a top performer, as investors were heartened by the possible sale of several businesses and the resulting potential decrease in its debt level. Liberty Media, which owns valuable programming assets such as QVC, Discovery and Starz rose sharply, as did newspaper company Tribune. Poor performers during the first half of the fiscal period included Sequa, which declined on poor earnings and lower aerospace revenues, and Energizer, which announced the acquisition of Schick. Both stocks rebounded in the second half of fiscal year 2003.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                             Class A                   Class B                    Class C                    Class Y
(Inception dates)           (1/1/69)                  (3/20/95)                  (6/26/00)                  (3/20/95)
                       NAV(1)     POP(2)       NAV(1)      After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)        POP(5)
1 year                +23.44%    +16.34%      +22.77%       +18.77%        +22.65%     +22.65%       +23.72%       +23.72%
5 years                -0.03%     -1.21%       -0.82%        -0.97%           N/A         N/A         +0.09%        +0.09%
10 years               +5.16%     +4.54%         N/A           N/A            N/A         N/A           N/A           N/A
Since inception          N/A        N/A        +3.66%        +3.66%         -6.25%      -6.25%        +4.60%        +4.60%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Following three slow years, we are finally seeing a revival in merger and acquisition activity here and abroad. At the end of the Fund's fiscal period, SPS Technologies agreed to be acquired by Precision Castparts, and the stock rose sharply. The merger had a ripple effect on several holdings, including Dana which rose as ArvinMeritor's hostile bid helped surface the values in that company and other auto parts company holdings such as Modine Manufacturing posted big gains.

Q:   What changes were made to the portfolio, and why?

     Gabelli: The Fund purchased shares of Cox, which supplies cable and digital cable television for six million customers and was selling at a substantial discount to our private market value for the company. We also purchased shares of Dana Corp., Sony, and the New York Times Co. Advertiser supported media should do well going forward, with a stronger economy, the consumer spending more and the future Olympics and elections.

     During the fiscal year, we sold shares of Nortek, which benefited from a takeover bid. We also sold shares of telephone company Verizon, entertainment stocks Vivendi and Fox, cable company Comcast, which had a strong rebound, and shares of Starwood Hotels and Kellogg.

Q:   How are you positioning the portfolio for the coming months?

     Gabelli: We continue to be cognizant of things that could threaten the economic recovery.

     Oil prices are still high and it is taking a distressingly long time to rebuild Iraq's damaged oil infrastructure. Once Iraq gets back to full production, we believe oil prices should drop down to the low to mid $20 per barrel range. However, until then, expensive energy may remain a drag on the U.S. and global economies.

     In our view, accelerating corporate earnings in the year ahead should help sustain the stock market rally. Despite impressive performance this year, we believe many stocks are still reasonably valued. In addition, increased merger activity dominated by larger competitors making bite-sized acquisitions may provide a tailwind for the portion of the Fund's portfolio invested in middle and smaller sized companies.

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6   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Progressive Fund Class A shares (from 10/1/93 to 9/30/03) as compared to the performance of three widely cited performance indices, the Russell 3000(R) Value Index, the S&P MidCap 400 Index and the Lipper Multi-Cap Value Funds Index. Recently, the Fund's investment manager recommended to the Fund that it change its comparative index from the S&P MidCap 400 Index to the Russell 3000 Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indicies in this transition year. In the future, however, only the Russell 3000 Value Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                             IN AXP PROGRESSIVE FUND

$35,000         (dashed line) S&P MidCap 400 Index(2)

$28,000         (dotted line) Russell 3000(R) Value Index(1)
                (long dashed line) Lipper Mid-Cap Value Funds Index(3)
$21,000

$14,000         (solid line)  AXP Progressive Fund Class A

 $7,000

        '93   '94    '95    '96   '97    '98   '99    '00    '01   '02   '03

(solid line) AXP Progressive Fund Class A $15,581
(dotted line) Russell 3000(R) Value Index(1) $26,805
(dashed line) S&P MidCap 400 Index(2) $33,402
(long dashed line) Lipper Mid-Cap Value Funds Index(3) $24,942

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Multi-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Sept. 30, 2003
1 year                                                               +16.34%
5 years                                                               -1.21%
10 years                                                              +4.54%

             Results for other share classes can be found on page 5.

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7   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Progressive Fund
Sept. 30, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.1%)
Issuer                                          Shares               Value(a)

Aerospace & defense (3.9%)
Curtiss-Wright Cl B                             5,000                $358,000
General Motors Cl H                            45,000(b)              643,950
Honeywell Intl                                 65,000               1,712,750
Lockheed Martin                                 5,000                 230,750
Northrop Grumman                               16,000               1,379,520
Precision Castparts                            10,000                 351,000
Raytheon                                       10,000                 280,000
Sequa Cl B                                      6,500(b)              305,500
Total                                                               5,261,470

Automotive & related (5.7%)
AutoNation                                     35,000(b)              613,900
Dana                                           70,000               1,080,100
GenCorp                                        70,000                 626,500
General Motors                                  7,500                 306,975
Johnson Controls                                8,000                 756,800
Modine Mfg                                     40,000                 952,000
Navistar Intl                                  33,000(b)            1,230,240
PACCAR                                          4,000                 298,760
SPS Technologies                               35,000(b)            1,575,000
Volkswagen                                      4,000(c)              178,445
Total                                                               7,618,720

Banks and savings & loans (4.6%)
Astoria Financial                               6,000                 185,400
BB&T                                           17,640                 633,452
City Natl                                       4,500                 229,320
Compass Bancshares                             12,000                 414,960
Deutsche Bank                                  20,000(c)            1,213,800
Hibernia Cl A                                  45,500                 921,830
M&T Bank                                       14,000               1,222,200
Mellon Financial                               22,000                 663,080
North Fork Bancorporation                       8,000                 278,000
Wachovia                                        8,000                 329,520
Total                                                               6,091,562

Beverages & tobacco (2.9%)
Altria Group                                    2,500                 109,500
Coca-Cola                                      15,000                 644,400
Coors (Adolph) Cl B                             7,000                 376,320
Diageo ADR                                     22,000(c)              971,300
Fortune Brands                                  5,000                 283,750
Gallaher Group ADR                              4,500(c)              168,795
PepsiAmericas                                  75,000               1,086,750
RJ Reynolds Tobacco Holdings                    5,000                 197,700
Total                                                               3,838,515

Broker dealers (1.2%)
Bear Stearns Companies                         10,000                 748,000
Merrill Lynch & Co                             15,000                 802,950
Total                                                               1,550,950

Building materials & construction (0.5%)
Watts Inds Cl A                                40,000                 704,800

Cable (3.1%)
Cablevision Systems NY Group Cl A             187,000(b)            3,384,700
Comcast Cl A                                   20,000(b)              617,600
Cox Communications Cl A                         4,000(b)              126,480
Total                                                               4,128,780

Cellular telecommunications (1.4%)
AT&T Wireless Services                        110,000(b)              899,800
mmO2 ADR                                       50,000(b,c)            472,000
Rogers Communications Cl B                     30,000(c)              459,900
Total                                                               1,831,700

Chemicals (2.7%)
Ecolab                                         44,000               1,111,000
Ferro                                           4,000                  85,440
Fuller (HB)                                    13,000                 315,510
Givaudan                                          250(c)              105,904
Great Lakes Chemical                           40,000                 804,400
Hercules                                       37,000(b)              419,210
Omnova Solutions                               80,000(b)              280,800
Roto-Rooter                                    15,000                 533,250
Total                                                               3,655,514

Computer software & services (0.2%)
State Street                                    6,000                 270,000

See accompanying notes to investments in securities.

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8   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Issuer                                          Shares               Value(a)

Electronics (1.4%)
CTS                                            20,500                $252,355
Texas Instruments                              50,000               1,140,000
Thomas & Betts                                 33,000(b)              523,050
Total                                                               1,915,405

Energy (6.3%)
Cabot Oil & Gas Cl A                           29,400                 764,400
ChevronTexaco                                  35,000               2,500,750
ConocoPhillips                                 35,000               1,916,250
Devon Energy                                   13,605                 655,625
Exxon Mobil                                    60,000               2,196,000
Noble Energy                                    8,000                 306,400
Total                                                               8,339,425

Energy equipment & services (0.3%)
Cooper Cameron                                  1,000(b)               46,210
Halliburton                                     2,000                  48,500
Noble                                          10,000(b)              339,900
Total                                                                 434,610

Environmental services (2.1%)
Allied Waste Inds                             190,000(b)            2,052,000
Republic Services Cl A                         25,000                 566,000
Waste Management                                8,000                 209,360
Total                                                               2,827,360

Financial services (0.9%)
T. Rowe Price Group                            30,000               1,237,800

Food (6.4%)
Archer-Daniels-Midland                        145,000               1,900,950
Corn Products Intl                             55,000               1,751,750
Del Monte Foods                                20,000(b)              174,200
Flowers Foods                                  15,000                 342,000
General Mills                                  32,000               1,506,240
Heinz (HJ)                                     15,000                 514,200
Hershey Foods                                   7,000                 508,760
Ralcorp Holdings                               12,000(b)              332,400
Sensient Technologies                          25,000                 525,000
Wrigley (Wm) Jr                                17,000                 940,100
Total                                                               8,495,600

Furniture & appliances (0.1%)
Aaron Rents Cl A                                3,000                  59,250
Thomas Inds                                     3,000                  85,560
Total                                                                 144,810

Health care products (2.0%)
Bristol-Myers Squibb                           20,000                 513,200
IVAX                                           22,000(b)              431,200
Merck & Co                                     14,000                 708,680
Pfizer                                         35,000               1,063,300
Total                                                               2,716,380

Household products (3.0%)
Church & Dwight                                20,000                 699,800
Energizer Holdings                             10,000(b)              367,700
Gillette                                       38,000               1,215,240
Procter & Gamble                               18,000               1,670,760
Total                                                               3,953,500

Industrial transportation (0.5%)
GATX                                           22,000                 465,300
Norfolk Southern                               13,000                 240,500
Total                                                                 705,800

Insurance (1.5%)
Alleghany                                       3,060                 597,465
Fidelity Natl Financial                        17,500                 526,050
St. Paul Companies                             24,000                 888,720
Total                                                               2,012,235

Leisure time & entertainment (4.4%)
Mattel                                         25,000                 474,000
Metro-Goldwyn-Mayer                           120,000(b)            1,840,800
Six Flags                                      50,000(b)              263,000
Time Warner                                   164,000(b)            2,478,040
Viacom Cl A                                    21,000                 806,400
Total                                                               5,862,240

Lodging & gaming (1.0%)
Gaylord Entertainment                          28,000(b)              687,400
Hilton Group                                  200,000(c)              596,925
Total                                                               1,284,325

Machinery (4.2%)
Clarcor                                        13,000                 507,000
Deere & Co                                     67,000               3,571,770
Donaldson                                      12,500                 673,750
Flowserve                                      28,000(b)              568,400
Thermo Electron                                15,000(b)              325,500
Total                                                               5,646,420

See accompanying notes to investments in securities.

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9   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Issuer                                          Shares               Value(a)

Media (17.1%)
Belo Cl A                                      14,000                $339,500
Cox Radio Cl A                                 18,000(b)              393,660
Disney (Walt)                                 105,000               2,117,850
Emmis Communications Cl A                      27,000(b)              544,860
Fox Entertainment Group Cl A                   20,000(b)              559,800
Grupo Televisa ADR                             22,000(c)              804,980
Interpublic Group of Companies                 17,000                 240,040
Knight-Ridder                                  25,000               1,667,500
Liberty                                         3,000                 125,850
Liberty Media Cl A                            340,000(b)            3,389,800
McClatchy Cl A                                 26,000               1,546,480
McGraw-Hill Companies                          10,000                 621,300
Media General Cl A                             32,500               1,985,750
New York Times Cl A                            15,000                 651,900
News Corp ADR                                  38,000(c)            1,037,020
Paxson Communications Cl A                     20,000(b)               99,200
PRIMEDIA                                       49,000(b)              139,650
Pulitzer                                       26,100               1,359,810
Reader's Digest Assn                           10,296                 144,041
Scripps (EW) Cl A                              23,000               1,957,300
Tribune                                        63,000               2,891,700
Young Broadcasting Cl A                        10,000(b)              195,900
Total                                                              22,813,891

Miscellaneous (0.3%)
Rollins                                        25,500                 454,920

Multi-industry (5.4%)
AMETEK                                          9,000                 385,740
Cooper Inds Cl A                               23,000               1,104,690
Crane                                          44,000               1,030,040
Grainger (WW)                                   2,500                 118,875
ITT Inds                                       12,000                 718,080
Manpower                                        8,000                 296,800
Pentair                                         6,000                 239,220
Sony ADR                                       30,000(c)            1,044,000
Tyco Intl                                      15,000(c)              306,450
Vivendi Universal ADR                         110,000(c)            1,953,600
Total                                                               7,197,495

Paper & packaging (0.5%)
Greif Cl A                                     15,000                 390,000
St. Joe                                         8,000                 256,640
Total                                                                 646,640

Precious metals (1.4%)
Barrick Gold                                   38,000(c)              715,540
Newmont Mining                                 30,000               1,172,700
Total                                                               1,888,240

Real estate investment trust (0.1%)
Starwood Hotels &
   Resorts Worldwide                            2,000                  69,600

Retail -- general (1.0%)
Neiman Marcus Group Cl A                       15,000(b)              625,500
Staples                                        30,000(b)              712,500
Total                                                               1,338,000

Retail -- grocery (0.2%)
Albertson's                                    14,000                 287,980

Telecom equipment & services (0.5%)
Corning                                        30,000(b)              282,600
Motorola                                       30,000                 359,100
Total                                                                 641,700

Utilities -- electric (4.1%)
Duke Energy                                    10,000                 178,100
Duquesne Light Holdings                        30,000                 463,200
El Paso Electric                               65,000(b)              750,750
Energy East                                    25,000                 560,750
FirstEnergy                                    20,000                 638,000
Mirant                                         30,000(b)               18,450
Northeast Utilities                            86,000               1,541,120
Westar Energy                                   8,000                 147,600
Xcel Energy                                    80,000               1,237,600
Total                                                               5,535,570

Utilities -- natural gas (1.1%)
El Paso                                        40,000                 292,000
Kinder Morgan                                  12,000                 648,120
Southwest Gas                                  22,000                 499,400
Total                                                               1,439,520

See accompanying notes to investments in securities.
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10   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Issuer                                          Shares               Value(a)

Utilities -- telephone (6.0%)
ALLTEL                                          1,500                 $69,510
AT&T                                           26,000                 560,300
BellSouth                                      28,000                 663,040
BT Group ADR                                    4,000(c)              121,200
CenturyTel                                     22,000                 745,580
Cincinnati Bell                                70,000(b)              356,300
Citizens Communications                        70,000(b)              784,700
Qwest Communications Intl                     230,000(b)              782,000
Sprint (FON Group)                             60,000                 906,000
Sprint (PCS Group)                             25,000(b)              143,250
Telecom Italia Mobile                         170,000(c)              789,914
Telephone & Data Systems                       11,000                 621,940
Verizon Communications                         46,000               1,492,240
Total                                                               8,035,974

Total common stocks
(Cost: $133,406,306)                                             $130,877,451

Short-term security (2.4%)
Issuer              Annualized                  Amount                Value(a)
                   yield on date              payable at
                    of purchase                maturity

Commercial paper
Alpine Securitization
  10-01-03              1.15%              $3,200,000(d)           $3,199,898

Total short-term security
(Cost: $3,200,000)                                                 $3,199,898

Total investments in securities
(Cost: $136,606,306)(e)                                          $134,077,349

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 8.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 2003, the cost of securities for federal income tax purposes was $139,313,961 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $  9,872,680
     Unrealized depreciation                                      (15,109,292)
                                                                  -----------
     Net unrealized depreciation                                 $ (5,236,612)
                                                                 ------------

--------------------------------------------------------------------------------
11   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Progressive Fund

Sept. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $136,606,306)                                                                      $134,077,349
Cash in bank on demand deposit                                                                               74,412
Expense reimbursement receivable from AEFA                                                                   31,472
Capital shares receivable                                                                                       202
Dividends and accrued interest receivable                                                                   141,388
Receivable for investment securities sold                                                                   476,002
                                                                                                            -------
Total assets                                                                                            134,800,825
                                                                                                        -----------
Liabilities
Payable upon return of securities loaned (Note 5)                                                         1,280,000
Accrued investment management services fee                                                                    2,355
Accrued distribution fee                                                                                      1,243
Accrued transfer agency fee                                                                                     718
Accrued administrative services fee                                                                             221
Other accrued expenses                                                                                       75,682
                                                                                                             ------
Total liabilities                                                                                         1,360,219
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $133,440,606
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    233,685
Additional paid-in capital                                                                              181,110,939
Undistributed net investment income                                                                         478,879
Accumulated net realized gain (loss) (Note 7)                                                           (45,854,629)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (2,528,268)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $133,440,606
                                                                                                       ============
Net assets applicable to outstanding shares:              Class A                                      $117,827,352
                                                          Class B                                      $ 15,544,681
                                                          Class C                                      $     66,731
                                                          Class Y                                      $      1,842
Net asset value per share of outstanding capital stock:   Class A shares           20,527,236          $       5.74
                                                          Class B shares            2,828,713          $       5.50
                                                          Class C shares               12,209          $       5.47
                                                          Class Y shares                  318          $       5.79
                                                                                          ---          ------------
* Including securities on loan, at value (Note 5)                                                      $  1,213,800
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Progressive Fund

Year ended Sept. 30, 2003
Investment income
Income:
Dividends                                                                                               $ 2,175,650
Interest                                                                                                      9,899
Fee income from securities lending (Note 5)                                                                   8,560
   Less foreign taxes withheld                                                                              (20,905)
                                                                                                            -------
Total income                                                                                              2,173,204
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          871,353
Distribution fee
   Class A                                                                                                  288,887
   Class B                                                                                                  173,781
   Class C                                                                                                      885
Transfer agency fee                                                                                         286,508
Incremental transfer agency fee
   Class A                                                                                                   26,865
   Class B                                                                                                    9,603
   Class C                                                                                                       62
Service fee -- Class Y                                                                                            1
Administrative services fees and expenses                                                                    82,266
Compensation of board members                                                                                 7,916
Custodian fees                                                                                               14,751
Printing and postage                                                                                         76,035
Registration fees                                                                                            27,685
Audit fees                                                                                                   26,000
Other                                                                                                        12,848
                                                                                                             ------
Total expenses                                                                                            1,905,446
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (204,359)
                                                                                                           --------
                                                                                                          1,701,087
   Earnings credits on cash balances (Note 2)                                                                  (947)
                                                                                                               ----
Total net expenses                                                                                        1,700,140
                                                                                                          ---------
Investment income (loss) -- net                                                                             473,064
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (4,869,964)
   Foreign currency transactions                                                                                518
                                                                                                                ---
Net realized gain (loss) on investments                                                                  (4,869,446)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    32,182,533
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    27,313,087
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $27,786,151
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Progressive Fund

Year ended Sept. 30,                                                                 2003                   2002
Operations
Investment income (loss) -- net                                                 $    473,064           $    (33,371)
Net realized gain (loss) on investments                                           (4,869,446)           (16,060,482)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             32,182,533             10,154,491
                                                                                  ----------             ----------
Net increase (decrease) in net assets resulting from operations                   27,786,151             (5,939,362)
                                                                                  ----------             ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         3,837,979             10,866,366
   Class B shares                                                                    473,609              1,769,099
   Class C shares                                                                     10,597                 25,611
Payments for redemptions
   Class A shares                                                                (21,412,956)           (47,916,035)
   Class B shares (Note 2)                                                        (6,666,073)           (10,100,257)
   Class C shares (Note 2)                                                           (43,365)               (55,005)
                                                                                     -------                -------
Increase (decrease) in net assets from capital share transactions                (23,800,209)           (45,410,221)
                                                                                 -----------            -----------
Total increase (decrease) in net assets                                            3,985,942            (51,349,583)
Net assets at beginning of year                                                  129,454,664            180,804,247
                                                                                 -----------            -----------
Net assets at end of year                                                       $133,440,606           $129,454,664
                                                                                ============           ============
Undistributed net investment income                                             $    478,879           $         --
                                                                                ------------           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Progressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Progressive Series, Inc. (formerly AXP Progressive Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Progressive Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,815 and accumulated net realized loss has been increased by $5,815.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                             2003              2002

Class A
Distributions paid from:
   Ordinary income                                $--               $--
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --
Class Y
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --

As of Sept. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $    478,879
Accumulated long-term gain (loss)                          $(43,146,974)
Unrealized appreciation (depreciation)                     $ (5,235,923)

--------------------------------------------------------------------------------
17   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. Prior to Jan. 1, 2003, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $20,004 for the year ended Sept. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is

--------------------------------------------------------------------------------
18   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT
the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $35,153 for Class A and $11,497 for Class B for the year ended Sept. 30, 2003.

For the year ended Sept. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.18% for Class A, 1.95% for Class B, 1.96% for Class C and 1.00% for Class Y. Under this agreement, effective until Oct. 31, 2003, total expenses will not exceed 1.20% for Class A, 1.97% for Class B, 1.98% for Class C and 1.00% for Class Y of the Fund's average daily net assets. Beginning Nov. 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2004. Under this agreement, total expenses will not exceed 1.39% for Class A, 2.16% for Class B, 2.17% for Class C and 1.19% for Class Y of the Fund's average daily net assets.

During the year ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $947 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,637,135 and $31,983,959, respectively, for the year ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $49,826 for the year ended Sept. 30, 2003.

--------------------------------------------------------------------------------
19   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           Year ended Sept. 30, 2003
                                              Class A         Class B      Class C       Class Y
Sold                                          695,914          92,936        2,207         --
Issued for reinvested distributions                --              --           --         --
Redeemed                                   (4,118,114)     (1,306,666)      (7,925)        --
                                           ----------      ----------       ------       ----
Net increase (decrease)                    (3,422,200)     (1,213,730)      (5,718)        --
                                           ----------      ----------       ------       ----

                                                           Year ended Sept. 30, 2002
                                             Class A         Class B      Class C       Class Y
Sold                                        2,065,096         323,167        4,701         --
Issued for reinvested distributions                --              --           --         --
Redeemed                                   (8,723,871)     (1,905,625)     (10,038)        --
                                           ----------      ----------      -------       ----
Net increase (decrease)                    (6,658,775)     (1,582,458)      (5,337)        --
                                           ----------      ----------       ------       ----

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $1,213,800 were on loan to brokers. For collateral, the Fund received $1,280,000 in cash. Income from securities lending amounted to $8,560 for the year ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income purposes, the Fund has a capital loss carry-over of $43,146,974 as of Sept. 30, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                                2003       2002       2001     2000      1999
Net asset value, beginning of period                                        $4.65      $5.01     $ 8.44    $7.21    $ 7.93
Income from investment operations:
Net investment income (loss)                                                  .03        .01         --      .04       .05
Net gains (losses) (both realized and unrealized)                            1.06       (.37)     (2.48)    1.25       .65
Total from investment operations                                             1.09       (.36)     (2.48)    1.29       .70
Less distributions:
Dividends from net investment income                                           --         --       (.02)    (.06)     (.05)
Distributions from realized gains                                              --         --       (.93)      --     (1.37)
Total distributions                                                            --         --       (.95)    (.06)    (1.42)
Net asset value, end of period                                              $5.74      $4.65     $ 5.01    $8.44    $ 7.21

Ratios/supplemental data
Net assets, end of period (in millions)                                      $118       $111       $153     $277      $394
Ratio of expenses to average daily net assets(c)                            1.18%(e)   1.12%      1.08%    1.06%      .99%
Ratio of net investment income (loss) to average daily net assets            .46%       .10%       .01%     .45%      .65%
Portfolio turnover rate (excluding short-term securities)                      4%       116%        73%     121%       93%
Total return(I)                                                            23.44%     (7.19%)   (31.80%)  18.10%     8.20%

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001     2000      1999
Net asset value, beginning of period                                       $4.48       $4.87     $ 8.26    $7.06    $ 7.80
Income from investment operations:
Net investment income (loss)                                                (.02)       (.04)      (.03)    (.02)     (.01)
Net gains (losses) (both realized and unrealized)                           1.04        (.35)     (2.43)    1.22       .64
Total from investment operations                                            1.02        (.39)     (2.46)    1.20       .63
Less distributions:
Dividends from net investment income                                          --          --         --       --        --
Distributions from realized gains                                             --          --       (.93)      --     (1.37)
Total distributions                                                           --          --       (.93)      --     (1.37)
Net asset value, end of period                                             $5.50       $4.48     $ 4.87    $8.26    $ 7.06

Ratios/supplemental data
Net assets, end of period (in millions)                                      $16         $18        $27      $51       $83
Ratio of expenses to average daily net assets(c)                           1.95%(f)    1.90%      1.86%    1.83%     1.76%
Ratio of net investment income (loss) to average daily net assets          (.30%)      (.68%)     (.79%)   (.31%)    (.12%)
Portfolio turnover rate (excluding short-term securities)                     4%        116%        73%     121%       93%
Total return(I)                                                           22.77%      (8.01%)   (32.31%)  17.00%     7.49%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001    2000(b)
Net asset value, beginning of period                                       $4.46       $4.85     $ 8.26    $7.78
Income from investment operations:
Net investment income (loss)                                                (.04)       (.04)      (.02)    (.06)
Net gains (losses) (both realized and unrealized)                           1.05        (.35)     (2.43)     .54
Total from investment operations                                            1.01        (.39)     (2.45)     .48
Less distributions:
Dividends from net investment income                                          --          --       (.03)      --
Distributions from realized gains                                             --          --       (.93)      --
Total distributions                                                           --          --       (.96)      --
Net asset value, end of period                                             $5.47       $4.46     $ 4.85    $8.26

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--        $--      $--
Ratio of expenses to average daily net assets(c)                           1.96%(g)    1.92%      1.86%    1.83%(d)
Ratio of net investment income (loss) to average daily net assets          (.32%)      (.69%)     (.76%)   (.85%)(d)
Portfolio turnover rate (excluding short-term securities)                     4%        116%        73%     121%
Total return(I)                                                           22.65%      (8.04%)   (32.22%)   6.17%(j)


Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                               2003        2002       2001     2000      1999
Net asset value, beginning of period                                       $4.68       $5.04     $ 8.45    $7.22    $ 7.94
Income from investment operations:
Net investment income (loss)                                                 .04         .01        .01      .06       .06
Net gains (losses) (both realized and unrealized)                           1.07        (.37)     (2.49)    1.25       .64
Total from investment operations                                            1.11        (.36)     (2.48)    1.31       .70
Less distributions:
Dividends from net investment income                                          --          --         --     (.08)     (.05)
Distributions from realized gains                                             --          --       (.93)      --     (1.37)
Total distributions                                                           --          --       (.93)    (.08)    (1.42)
Net asset value, end of period                                             $5.79       $4.68     $ 5.04    $8.45    $ 7.22

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--        $--      $--       $10
Ratio of expenses to average daily net assets(c)                           1.00%(h)     .92%       .95%     .85%      .89%
Ratio of net investment income (loss) to average daily net assets           .59%        .28%       .14%     .73%      .75%
Portfolio turnover rate (excluding short-term securities)                     4%        116%        73%     121%       93%
Total return(I)                                                           23.72%      (7.14%)   (31.75%)  18.28%     8.32%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.33% for the year ended Sept. 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.11% for the year ended Sept. 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.13% for the year ended Sept. 30, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.14% for the year ended Sept. 30, 2003.

(I)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PROGRESSIVE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Progressive Fund (a series of AXP Progressive Series, Inc.) as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2003, and the financial highlights for each of the years in the five-year period ended September 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Progressive Fund as of September 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 14, 2003

--------------------------------------------------------------------------------
24   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Arne H. Carlson                   Board member  since   Chair, Board Services
901 S. Marquette Ave.             1999                  Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
--------------------------------- --------------------- ---------------------------------- --------------------------
Philip J. Carroll, Jr.            Board member  since   Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.             2002                  Corporation (engineering and       Vulcan Materials
Minneapolis, MN 55402                                   construction) since 1998           Company, Inc.
Age 65                                                                                     (construction
                                                                                           materials/chemicals)
--------------------------------- --------------------- ---------------------------------- --------------------------
Livio D. DeSimone                 Board member  since   Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East            2001                  Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------
Heinz F. Hutter*                  Board member  since   Retired President and Chief
901 S. Marquette Ave.             1994                  Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
--------------------------------- --------------------- ---------------------------------- --------------------------
Anne P. Jones                     Board member  since   Attorney and Consultant
901 S. Marquette Ave.             1985
Minneapolis, MN 55402
Age 68
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen R. Lewis, Jr.**           Board member  since   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.             2002                  of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan G. Quasha                    Board member  since   President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.             2002                  Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
--------------------------------- --------------------- ---------------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
25   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan K. Simpson                   Board member  since   Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                1997                  Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- --------------------- ---------------------------------- --------------------------
Alison Taunton-Rigby              Board member since    President, Forester Biotech
901 S. Marquette Ave.             2002                  since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Barbara H. Fraser                 Board member since    Executive Vice President -  AEFA
1546 AXP Financial Center         2002                  Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen W. Roszell                Board member since    Senior Vice President -
50238 AXP Financial Center        2002, Vice            Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- --------------------- ---------------------------------- --------------------------
William F. Truscott               Board member  since   Senior Vice President - Chief
53600 AXP Financial Center        2001,  Vice           Investment Officer of AEFC since
Minneapolis, MN 55474             President  since      2001. Former Chief Investment
Age 42                            2002                  Officer and Managing Director,
                                                        Zurich Scudder Investments
--------------------------------- --------------------- ---------------------------------- --------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
26   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held  with    Principal occupation during past   Other directorships
                                 Fund and length of     five years
                                 service
-------------------------------- ---------------------- ---------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer since 2002   Vice President - Investment
50005 AXP Financial Center                              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Paula R. Meyer 596               President since 2002   Senior Vice President and
AXP Financial Center                                    General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Leslie L. Ogg                    Vice President,        President of Board Services
901 S. Marquette Ave.            General Counsel, and   Corporation
Minneapolis, MN 55402            Secretary  since 1978
Age 65
-------------------------------- ---------------------- ---------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
27   --   AXP PROGRESSIVE FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Progressive Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2003